SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): November 15, 2004

                         Commission File No.: 000-28375



                         SILVERADO FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


          Nevada                                           86-0824125
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

                       5976 W. Las Positas Blvd., Suite 116
                                 Pleasanton , CA 94588
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                    (Address of principal executive offices)

                                 (925) 227-1500
                            ------------------------
                            (Issuer telephone number)

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                   (Former name, if changed since last report)

          ------------------------------------------------------------
                 (Former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act
   (17 CFR 240.13e-4(c))




SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On November 15, 2004, Albert Golusin resigned his position as Chief Financial Officer, Chairman and Director of the Registrant. No replacement has yet been named.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                 Silverado Financial Corporation

                                             By:  /s/ John Hartman
November 15, 2004                                 ----------------------------
                                                      John Hartman
                                                      President